INCOME TAXES	6 Months Ended
Jun. 30, 2026
Major components of tax expense (income) [abstract]
INCOME TAXES	INCOME TAXES
In accordance with IAS 34, Interim Financial Reporting, income tax expense for interim financial statements is calculated on the basis of the estimated annual tax rate that is expected for the entire fiscal year, adjusted for the tax effect of certain items recognized in the interim period. As such, the effective tax rate in the unaudited condensed consolidated interim financial statements may differ from management’s best estimate of the effective rate.
The effective tax rate was 26.7% compared to a benefit of 2.8% for the three months ended June 30, 2026, and 2025, respectively. The effective tax rate was 28.3% and 26.8% for the six months ended June 30, 2026, and 2025, respectively.
The increases in the effective tax rates for the three and six month periods ended June 30, 2026, compared with the prior-year periods, were primarily driven by higher deferred taxes on net operating losses and temporary differences for which tax benefits were not recognized and changes in uncertain tax positions, partially offset by a more favorable jurisdictional mix of earnings.
The Company continues to evaluate the realizability of deferred tax assets, including net operating losses and foreign tax credit carryforwards, and recognizes valuation allowances where appropriate. During the six months ended June 30, 2026, a loss on debt extinguishment was reflected in pre-tax income and incorporated into the estimated annual effective tax rate. The related tax treatment includes the application of interest deductibility limitations under Section 163(j), resulting in a portion of the interest expense being disallowed and carried forward for utilization in future periods.
Jurisdictions in which the Company operates have implemented the Organization for Economic Co-operation and Development (“OECD”) Pillar Two Global Minimum Tax rules. Top-up taxes, where applicable, will be recognized as incurred in accordance with IAS 12. The Company evaluates the impacts of Pillar Two minimum taxation and in certain jurisdictions qualifies for safe harbor relief. As a result, no material top-up taxes arose for the Company for the six months ended June 30, 2026, and 2025, respectively. The Company will monitor any legislative developments and assess the implications for future reporting periods, as the OECD is expected to publish additional guidance.